EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT
                       REGISTRANT : MEDITRUST CORPORATION

                             AS OF DECEMBER 31, 1997
                             -----------------------

                                                                 State of
Name                                                           Incorporation
----                                                           -------------

Meditrust Acquisition Corporation I                            Massachusetts

Meditrust Acquisition Corporation II                           Delaware

Meditrust Acquisition Corporation III                          Delaware

Meditrust Acquisition Corporation IV                           Delaware

Meditrust Acquisition Corporation V                            Illinois

Meditrust Acquisition Corporation VI                           Delaware

Meditrust of Alabama, Inc.                                     Alabama

Meditrust at Alpine, Inc.                                      Pennsylvania

Meditrust of Arizona, Inc.                                     Delaware

Meditrust of Arkansas, Inc.                                    Arkansas

Meditrust of Arlington, Texas, Inc.                            Massachusetts

Meditrust of Bakersfield, California, Inc.                     Delaware

Meditrust of Baton Rouge, Inc.                                 Louisiana

Meditrust of Benton, Inc.                                      Delaware

Meditrust of California, Inc.                                  Delaware

Meditrust of College Station, Inc.                             Delaware

Meditrust of Colorado, Inc.                                    Delaware

Meditrust Company LLC                                          Delaware

Meditrust of Connecticut, Inc.                                 Delaware

Meditrust Depository Corporation                               Delaware

Meditrust Finance Corporation                                  Delaware

Meditrust Financial Services Corporation                       Delaware

Meditrust of Florida, Inc.                                     New York

Meditrust of Bedford, Inc.                                     Delaware

Meditrust of Houston, Inc.                                     Massachusetts

Meditrust of Kansas, Inc.                                      Kansas

                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT
                       REGISTRANT : MEDITRUST CORPORATION
                                   (Continued)

                             AS OF DECEMBER 31, 1997
                             -----------------------


                                                                   State of
Name                                                           Incorporation
----                                                           -------------

Meditrust of Kentucky, Inc.                                    Delaware

Meditrust of Louisiana, Inc.                                   Louisiana

Meditrust of Lynn, Inc.                                        Delaware

Meditrust Management Corp.                                     Delaware

Meditrust of Maryland, Inc.                                    Delaware

Meditrust of Massachusetts, Inc.                               Delaware

Meditrust at Mountainview, Inc.                                Pennsylvania

Meditrust of Michigan, Inc.                                    Delaware

Meditrust of Missouri, Inc.                                    Delaware

Meditrust Mortgage Investments, Inc.                           Delaware

Meditrust of New Hampshire, Inc.                               Delaware

Meditrust of New Jersey, Inc.                                  Delaware

Meditrust of New York, Inc.                                    Delaware

Meditrust of Ohio, Inc.                                        Delaware

Meditrust of Texas, Inc.                                       Delaware

Meditrust Tri-States, Inc.                                     Delaware

Meditrust of the U.K., Inc.                                    Delaware

Meditrust of West Virginia, Inc.                               Delaware

MT General, LLC                                                Delaware

MT Limited I, LLC                                              Delaware

New England Finance Corporation                                Delaware

Pacific Finance Corporation                                    Delaware

                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

                    REGISTRANT : MEDITRUST OPERATING COMPANY
                             SUBSIDIARY CORPORATIONS

                             AS OF DECEMBER 31, 1997
                             -----------------------


                                                                   State of
Name                                                           Incorporation
----                                                           -------------

The Santa Anita Companies, Inc.                                California

Los Angeles Turf Club, Inc.                                    California

Santa Anita Enterprises, Inc.                                  Delaware

Robert H. Grant Corporation                                    California

Meditrust Acquisition Company                                  Delaware

MOC Holding Company                                            Delaware